Business Combination (Details) - Schedule of the Acquisition-Date Fair Value of Each Major Class of Purchase - Holigen Holdings Limited and RPK Biopharma Unipessoal, LDA [Member] - USD ($)	Dec. 31, 2022	Apr. 29, 2022
Business Combination (Details) - Schedule of the Acquisition-Date Fair Value of Each Major Class of Purchase [Line Items]
Cash	$ 2,600,000	$ 2,600,000
Holdback payable	400,000	$ 400,000
Fair value of 190,000 common shares of the Company	16,131,000
Total consideration	$ 19,131,000